UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2007


                                West Marine, Inc.

                 ----------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



    Delaware                       0-22512                   77-0355502
-----------------              ---------------           ------------------
 (State or Other              (Commission File            (I.R.S. Employer
 Jurisdiction of               Number)                    Identification No.)
 Incorporation)



                500 Westridge Drive Watsonville, California 95076
    ------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)



                                 (831) 728-2700
                             -----------------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

As described below under Item 4.02, on February 27, 2007, West Marine, Inc. (the "Company") announced certain preliminary restated financial results in a press release attached to this report as Exhibit 99.1.


Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In light of recent changes in the Company's business model, management reviewed its inventory accounting practices and reevaluated various indirect costs included in inventory value.

In connection with this review, management focused on changes in the Company's accounting adopted in 2003 to include a portion of store occupancy costs in capitalized indirect costs. After consultation with Deloitte & Touche LLP, the Company's independent registered public accounting firm, management determined that the inclusion of a portion of store occupancy costs and certain other indirect costs included in inventory was an error requiring correction by restating the Company's previously issued financial statements.

Additionally, during the course of this review, an error in the Company's 2003 financial statements was identified in the reporting of the adoption of Emerging Issues Task Force Issue No. 02-16, "Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor," which will be corrected by separately reporting the cumulative effect of a change in accounting principle in the Company's 2003 statement of income.

On February 21, 2007, upon the recommendation of management, the Company's Board of Directors authorized the restatement of the Company's financial statements for the fiscal years ended December 28, 2002 through December 31, 2005 and its quarterly financial statements for fiscal year 2005 and the first three quarters of fiscal year 2006. The restated results will be reflected in the Company's Form 10-K for the year ended December 30, 2006, which is due to be filed on March 15, 2007.

Until these restated financial statements are filed with the Securities and Exchange Commission, the Company's audited financial statements for each of the four years in the period ended December 31, 2005 together with the related reports of Deloitte & Touche LLP, and the Company's quarterly financial statements for 2005 and the first three quarters of 2006 should not be relied upon.

The Audit Committee of the Company's Board of Directors has discussed the above matter with the Company's independent registered public accounting firm, Deloitte & Touche LLP.


Item 9.01.        Financial Statements and Exhibits.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Not Applicable.

                  (d)      Exhibit:

                  99.1 Press Release dated February 27, 2007
                       (furnished pursuant to Item 2.02 of Form 8-K).

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WEST MARINE, INC.





Date:  February 27, 2007                   By:/s/ Thomas R. Moran
                                              ----------------------------
                                              Thomas R. Moran
                                              Senior Vice President and
                                              Chief Financial Officer

                                                                  Exhibit 99.1

    West Marine Announces Preliminary Results of Internal Review of Inventory Cost Accounting Method and Cumulative Impact to Net Income in
                            Fiscal Years 2002 - 2006

Watsonville, California, February 27, 2007- West Marine (Nasdaq: WMAR) today announced a change in its method of reporting certain indirect inventory-related expenses and capitalization, and the resulting restatement of earnings. These adjustments are the result of the previously announced Company-initiated review of indirect inventory cost capitalization practices, and are expected to provide greater transparency and clarity. There is no cash flow impact and only a nominal cumulative net income impact in the most recent seven quarters. The primary impact is to fiscal years 2003 and 2004.

"We examined changes in our business model, including refinements the Company has made, and will continue to make, in our supply chain practices and inventory management. We reevaluated our approach to capitalizing indirect inventory costs and concluded that a portion of store occupancy and certain other indirect costs should be excluded," said Tom Moran, West Marine's Chief Financial Officer.

During the course of its examination, the Company determined that it had incorrectly capitalized a portion of these indirect costs in its inventory value, and further determined that in its adoption in 2003 of a new accounting pronouncement, Emerging Issues Task Force Issue No. 02-16 ("EITF 02-16"), "Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor," it did not appropriately report the cumulative effect of such adoption, requiring correction of the previously issued financial statements. These corrections require restating West Marine's audited financial statements for fiscal years 2002 through 2005, and its quarterly financial statements for fiscal years 2005 and the first three quarters of 2006.

"Our outlook for 2007 and beyond, which we believe will be marked by continued growth and improving profitability, is unaffected by these changes in accounting treatment," said Peter Harris, West Marine's Chief Executive Officer. "These changes bear no reflection on the quality of our assets, nor do they have any impact on our strong reported cash flow. We look forward to continuing our focus on servicing our boating customers beyond their expectations with knowledgeable, caring and passionate associates in this and future years to increase value for our shareholders."

The effect of these changes on previously reported net income is as follows:


                                                Net Income Effect (after tax)*
                                                    (dollars in thousands)

                                                                                                39 Weeks
                                                                                                 Ended
                                                                                              September 30,
                              2002             2003              2004           2005              2006
------------------------------------------------------------------------------------------------------------
Previously Reported
Net Income (Loss)          $ 18,908         $   20,090         $ 25,534       $ (2,179)          $  5,042

Corrections to
Previously Reported
Net Income (Loss)             (922) (1)       ( 6,478) (2)      (3,357) (1)       (135) (1)           144 (1)

Cumulative Effect of
Change in Accounting
Principle                        --           ( 7,978)               --              --                --
                           --------         ----------         --------       ---------          --------


Total Impact of
Corrections Including
Cumulative Effect             (922)           (14,456)          (3,357)           (135)               144
                           --------         ----------         --------       ---------          --------

Restated Net Income
(Loss) After
Cumulative Effect          $ 17,986         $    5,634         $ 22,177       $ (2,314)          $  5,186

(1)  Indirect inventory cost adjustments, including a portion of store occupancy costs
(2)  Includes the following corrections:
    -$7,978 after tax reclassification from Cost of Goods Sold to Cumulative Effect of Change in
      Accounting Principle to properly report the change in accounting for the adoption of EITF 02-16 as of the beginning of fiscal year 2003.
    -($9,343) correction of cumulative effect of change in accounting method included in Cost of Goods
      Sold, related to a portion of store occupancy costs capitalized in inventory beginning in fiscal year 2003.
    -($5,113) correction of a portion of store occupancy costs and certain other indirect costs capitalized in inventory during fiscal year 2003.



     * The restated results presented above are preliminary and unaudited, and they may change as West Marine finalizes its financial statements. Additional adjustments, primarily affecting goodwill and 2003 operating results, could result from the Company's further review of its accounting for an acquisition that occurred in January 2003. The final restated results will be reflected in West Marine's Form 10-K for the year ended December 30, 2006, which is due to be filed on March 15, 2007.


West Marine will provide additional comments and take questions in its Fourth Quarter 2006 Results and 2007 Earnings Guidance conference call on Thursday, March 1, 2007 at 8:30 AM PST. The dial-in number for the call is (888) 756-1546 in the U.S. and Canada and (706) 634-1083 for International calls and the access code is 8821173. The call will also be web cast on our web site at www.westmarine.com, in the Investor Relations section.


SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes "forward-looking statements" within the meaning of
Section 21E of the Securities Exchange Act of 1934 including forward-looking statements concerning earnings expectations and statements that are predictive or express expectations that depend on future events or conditions that involve risks and uncertainties. These forward-looking statements include, among other things, statements that relate to West Marine's revenue expectations, as well as facts and assumptions underlying these revenue expectations. Actual results may differ materially from the results expressed or implied in these forward-looking statements due to various risks, uncertainties or other factors. Risk factors that may affect our earnings in the future include those set forth in West Marine's Form 10-K for the fiscal year ended December 31, 2005 as updated in its Form 10-Q for the fiscal quarter ended July 1, 2006. Except as required by applicable law, West Marine assumes no responsibility to update any forward-looking statements as a result of new information, future events or otherwise.

ABOUT WEST MARINE


West Marine, the country's favorite retailer of boating supplies and accessories, has nearly 400 stores located in 38 states, Puerto Rico and Canada. Our catalog and Internet channels offer customers approximately 50,000 products and the convenience of exchanging catalog and Internet purchases at our retail stores. Our Port Supply division is one of the country's largest wholesale distributors of marine equipment serving boat manufacturers, marine services, commercial vessel operators and government agencies. For more information on West Marine's products and store locations, or to start shopping, visit www.westmarine.com or call 1-800-BOATING (1-800-262-8464).



CONTACT: West Marine, Inc.
Deborah Ajeska, 831-761-4229
Assistant Vice President of Financial
Planning and Analysis
SOURCE: West Marine, Inc.